Unique biology Precision therapeutics Broad impact NASDAQ LISTED FHTX April 2026 Exhibit 99.1

| Forward Looking Statements 2 This presentation contains forward-looking statements that are based on management's beliefs and assumptions and on information currently available to management. All statements other than statements of historical facts contained in this presentation are forward- looking statements. In some cases, you can identify forward-looking statements by terms such as “could,” “may,” “might,” “will,” “likely,” “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects,” “continues,” “projects” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. Forward-looking statements include, but are not limited to, statements concerning: the potential outcomes from our collaboration agreement with Lilly; the initiation, timing, progress and results of our research and development programs and pre-clinical studies and clinical trials, including with respect to our Phase 1 dose escalation trial of FHD-909 with Lilly; our ability to advance product candidates that we may develop and to successfully complete preclinical and clinical studies; our ability to leverage our initial programs to develop additional product candidates using our Gene Traffic Control Platform®; the impact of exogeneous factors, including macroeconomic and geopolitical circumstances, on our and our collaborators’ business operations, including our research and development programs and pre-clinical studies; developments related to our competitors and our industry; our ability to expand the target populations of our programs and the availability of patients for clinical testing; our ability to obtain regulatory approval for FHD-909 and any future product candidates from the FDA and other regulatory authorities; our ability to identify and enter into future license agreements and collaborations; our ability to continue to rely on our CDMOs and CROs for our manufacturing and research needs; regulatory developments in the United States and foreign countries; our ability to attract and retain key scientific and management personnel; the scope of protection we are able to establish, maintain and enforce for intellectual property rights covering FHD-909, our future products and our Gene Traffic Control Platform; and our use of proceeds from capital-raising transactions, estimates of our expenses, capital requirements, and needs for additional financing. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this presentation. Additional important factors to be considered in connection with forward-looking statements are described in the Company's filings with the Securities and Exchange Commission, including withing the section entitled "Risk Factors" in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2025. Any forward-looking statements represent the Company’s views only as of the date of this presentation and should not be relied upon as representing its views as of any subsequent date. The Company explicitly disclaims any obligation to update any forward-looking statements. The Company’s business is subject to substantial risks and uncertainties.

| Foghorn is a Leader in Chromatin Biology, Successfully Drugging Challenging Targets 3 Targeting chromatin regulation Implicated in up to 50% of all tumors Multi-billion $ Opportunities Unlocking selectivity of previously undruggable targets First-and-Best-in-Class Approaches Innovating selective protein degradation with capabilities in induced proximity Selective Target Engagement Leveraging a proven drug development platform with expansive potential Strategic Partnership: Multiple Programs

| Chromatin Regulatory System Orchestrates Gene Expression: Multiple Opportunities for Targets and Therapeutics 4 Chromatin – compacted form of DNA inside the nucleus of the cell Chromatin Remodeling Complexes – specialized multiprotein machines that allow access to DNA Targets: SMARCA2, ARID1B Transcription Factors – proteins that help turn specific genes "on" or "off" by working in concert with the chromatin remodeling complex to bind to DNA Targets: Multiple TFs Other Chromatin Binding Proteins involved in gene expression / function Targets: CBP, EP300 Chromatin Regulatory System genes are implicated across a wide range of cancers Leveraging synthetic lethality and lineage dependencies

| Foghorn’s Platform Has Delivered Precision First-in-Class Therapeutics, and is Poised to Unlock New Biology 5 1. Chromatin Biology 2. Chemistry, Biochemistry & Formulations 3. Degraders / Selective Targeting Deep mechanistic understanding of chromatin regulatory system Expertise in rules of degrader optimization Track record with previously undruggable targets Expansion into New TAs & Induced Proximity Track record of delivering precision therapeutics

| Foghorn: Precision Therapies with Potential for Multi-Billion Dollar Opportunities Across Oncology 6 Modality Program and Partner Phase 1 Enzyme Inhibitors Protein Degraders FHD-909* (Selective SMARCA2) 3 Discovery Programs Undisclosed Partnered** Undisclosed Disease SMARCA4-mutant cancers (e.g., NSCLC) Selective SMARCA2 SMARCA4-mutant cancers (e.g., NSCLC) Selective ARID1B ARID1A-mutant cancers (e.g., endometrial, gastric, bladder, NSCLC) Selective CBP ER+ breast cancer Selective EP300 Heme malignancies (MM and DLBCL) and prostate cancer Undisclosed Undisclosed Pre-Clinical Anticipated MilestonesDiscovery *LY4050784, 50/50 U.S. economic split, ex-U.S. royalties. **Pending Lilly decision to proceed, 50/50 U.S. economic split, ex-U.S. royalties. SMARCA2 = BRM DLBCL: Diffuse Large B-Cell Lymphoma; ER+: Estrogen Receptor-positive; MM: Multiple Myeloma; NSCLC: Non-Small Cell Lung Cancer Ph 1 Monotherapy Data; Confidential Transition to Lilly; Confidential IND-enabling Studies; 2026 Transition to Lilly; Confidential IND-enabling Studies; 2026 In vivo PoC; 2026

| FHD-909 is Being Developed in Collaboration with Lilly; Landmark Agreement Signed in December 2021 Significant Upfront and Economics Strong Momentum and Shared Vision Ongoing Discovery Programs • $300 million cash • $80 million in Foghorn common stock at a price of $20 per share • 50/50 U.S. economic split on SMARCA2- target and another undisclosed program • Tiered ex-U.S. royalties ranging from low double-digit into 20s • Lilly is a leading oncology company with a track record of innovation and execution • Lilly selected FHD-909 for development and initiated the first clinical trial in 2024 • Thorough evaluation of FHD-909 in models of SMARCA2-dependent tumors • Three additional programs as part of collaboration (undisclosed) • Potential to earn royalties and up to $1.3 billion in potential milestones across these three programs 7

| Developing First-in-Class Precision Medicines Targeting Major Unmet Needs in Cancer 8 Large Market Potential Chromatin biology is implicated in up to 50% of tumors, potentially impacting ~2.5 million patients Foghorn’s current pipeline potentially addresses more than 500,000 of these patients Broad pipeline across a range of targets and small molecule modalities Major Strategic Collaboration Strategic collaboration with Lilly; $380 million upfront; 50/50 U.S. economic split on two lead programs Well- Funded $158.9 million in cash and equivalents (as of 12/31/2025) $50 million gross proceeds from January 2026 financing Cash runway into H1 2028 Shares outstanding: approximately 70.6M* Value Drivers Selective SMARCA2 Inhibitor, FHD-909, partnered with Lilly, in Phase 1 trial Advancement of preclinical assets (Selective SMARCA2, CBP, EP300, ARID1B degraders) towards INDs Protein degrader platform with expansion into induced proximity Leader in Unique Area of Cancer Biology Foghorn is a leader in targeting chromatin biology, which has the potential to address underlying dependencies of many genetically defined cancers Platform with initial focus in oncology, therapeutic area expansion potential *Includes pre-funded warrants as of 02/28/2026.

Selective SMARCA2 Program For SMARCA4-mutant Cancers • FHD-909 (LY4050784) – Selective SMARCA2 Inhibitor 9

| SMARCA2: Clinical-stage FHD-909 Selective SMARCA2 Inhibitor and Preclinical Selective SMARCA2 Degrader 10 Selective SMARCA2 Inhibitor FHD-909* Selective SMARCA2 Degrader Biology Exploit the synthetic lethal relationship between SMARCA2 and mutated SMARCA4 Status Phase 1 monotherapy dose escalation trial ongoing Advancing through late preclinical development Opportunity SMARCA4-mutated cancer including ~10% of NSCLC and up to 5% of all solid tumors Lilly Partnership 50/50 global R&D cost share | 50/50 U.S. economics | tiered ex-U.S. royalties starting in the low double-digit range and escalating into the twenties *LY4050784

| Selective SMARCA2 Inhibition: Promising Strategy to Exploit Synthetic Lethal Relationship Between SMARCA2 and Mutant SMARCA4 11 No SMARCA4 Mutations SMARCA4 Mutation SMARCA4 Mutation and SMARCA2i Cell Survival Cell Death Healthy Cells Cancer Cells SMARCA4 SMARCA2 BAF Complex BAF Complex Mutant SMARCA4 BAF Complex SMARCA2i Precision medicine targeting synthetic lethal relationships is a proven clinical approach now used in multiple cancers (e.g., PARP inhibitors) SMARCA4 SMARCA2

| SMARCA4 is Mutated in Up to 10% of NSCLC; Up to 5% of Solid Tumors 12 SMARCA4 mutated across a broad range of tumors Accounts for ~5% of solid tumors AACR GENIE via cBioPortal

| FHD-909: Overall Goal is to Become a First-Line Treatment for SMARCA4- mutated NSCLC 13 1st Line NSCLC Pembrolizumab-based regimens Other immune checkpoint inhibitor-based regimens Chemotherapy-based regimens 2nd Line NSCLC Chemotherapy-based regimens Ramucirumab (anti-VEGF) + chemotherapy Checkpoint inhibitor monotherapy 3rd Line NSCLC Chemotherapy-based regimens Other targeted agents + chemotherapy Relevant treatment regimens in each line of therapy for metastatic NSCLC* Agents evaluated preclinically in combination with FHD-909 KRAS inhibitors Targeted agents Note: *Generalized across squamous and non-squamous metastatic NSCLC without driver mutation Source: CancerMPact 2024 US NSCLC TA report

| 14 Significant Unmet Medical Need in NSCLC Metastatic Setting for SMARCA4 Patients ~15 months ~8 months 1L (SMARCA4 WT) 1L (SMARCA4 Mut) 39.1% 21.9% 2.7 months Response Rate (%) PFS (months) OS (months) Significant Unmet Need Frontline NSCLC Metastatic – PD1 + Chemo1 Source: 1. Alessi, J Thorac Oncol, 2023 2. Rittmeyer, Lancet, 2017; Fehrenbacher, J Thorac Oncol, 2018; Mazieres, J Thorac Oncol, 2021 Herbst, Lancet, 2016; Herbst, Abs OA03.07 3. S1800A – Lung-MAP Sub-study – ASCO 2022; Garon, Lancet, 2014 • Poor response to 1L chemo-immunotherapy for patients with SMARCA4 mutations1 • 2L outcomes with docetaxel are poor for all patients (ORR 10-20% depending on agent/s2,3; PFS ~5-months) • SMARCA4-mutated patients are expected to fare even worse in the 2L setting • 3L+ setting – experience suggests less than 10% ORR and 1 to 2 months PFS Significant Unmet Need in SMARCA4-mutated NSCLC 8.1 t 6.1 months 15.0 t s

| NSCLC patients with SMARCA4 mutations: ─ Poor prognosis ─ Shorter overall survival ─ Less responsive to immune checkpoint inhibitors ─ Clinically definable, high unmet need population SMARCA4 Mutated in Up to 10% of NSCLC Tumors, Minimal Overlap w/ Other Mutations2 Overall Survival for SMARCA4 wt vs SMARCA4 mut1; Frontline Metastatic NSCLC w/ Chemoimmunotherapy SMARCA4 Mutations are Consequential – in NSCLC, Patients with Mutated SMARCA4 Have Significantly Worse Clinical Outcomes 15 SMARCA4 10% KRAS 29% EGFR 26% ALK 7% RET 4% MET 7% Source: 1. Alessi et al DOI: 10.1016/j.jtho.2023.01.091; 2. TCGA via cBioPortal O ve ra ll Su rv iv al (% ) Months Supporting references: • Gandhi, et al, 2025; DOI: 10.1016/j.jtho.2025.01.016 • Alessi, et al, 2023; DOI: 10.1016/j.jtho.2023.01.091 • Negrao, et al, 2023; DOI: 10.1158/2159-8290.Cd-22-1420 • Liu, et al, 2021; DOI: 10.1002/1878-0261.12831 • Fernando, et al, 2020; DOI: 10.1038/s41467-020-19402-8 • Schoenfeld, et al, 2020DOI: 10.1158/1078-0432.ccr-20-1825

| When SMARCA4 and KRAS Mutations Co-Occur, Patients Have Even Worse Outcomes to Standard of Care Treatment In response to PD(L)-1 therapy, patients with co-occurring SMARCA4 and KRAS mutations have a shorter ORR, PFS, and OS than patients with only KRASmut 16 Overall Response Rate (ORR) Source: Alessi et al DOI: 10.1016/j.jtho.2021.03.024 Progression-Free Survival (PFS) Overall Survival (OS) Median PFS, months (95% CI) Median OS, months (95% CI) KRAS mut + SMARCA4 wt (n:159): 15.1 (11.2–20.1) KRAS mut + SMARCA4 mut (n:17): 3.0 (1.0–9.3) HR = 0.25 [95% CI: 0.14–0.42] P < 0.001 HR = 0.29 [95% CI: 0.17–0.50] P < 0.001 0.0% (0/17) KRAS mut + SMARCA4 wt (n:159): 4.1 (2.8–6.0) KRAS mut + SMARCA4 mut (n:17): 1.4 (0.9–2.0) P = 0.03 22.0% (35/159)

| A First-in-Human Phase 1 Trial of FHD-909 in Advanced Solid Tumor Patients with SMARCA4 Mutations Phase 1a Dose Escalation Advanced solid tumors with any SMARCA4 alteration (mTPI-2 method with backfillinga) Dose Level 1 Dose Level 2 Dose Level 3 Dose Level n Phase 1b Dose Expansionb Presence of a Known or Likely Loss of Function of SMARCA4 Part A: 2L + NSCLCc (Optional Randomized Dose Optimization) Part B: Other Solid Tumors Cohort A1 Cohort A2 (optional) Cohort A3 (optional) R an d om iz ed Cohort B1 • FHD-909 is administered orally BID, in 28-day cycles • Phase 1b may begin prior to completion of backfill in Phase 1a • In Phase 1b, no prior SMARCA2 (BRM) inhibitors/degraders are allowed Note: aEach dose level will enroll 3-6 DLT-evaluable patients; select dose levels may backfill up to 20 patients; N~80; b Phase 1b may open prior to completion of backfill; N~80; c prior platinum doublet, immunotherapy, and antibody-drug conjugate therapy allowed; sponsor may initiate a randomized dose optimization cohort within Phase 1b across 2 or more dose levels 17

| FHD-909 in Combination with Anti-PD1 Demonstrates Complete and Durable Regression 18 Double Combo Efficacy (LY4050784, anti-PD1, chemo) B o d y w e ig h t p e rc en ta g e c h a n g e (% ) • FHD-909 monotherapy demonstrates better efficacy (tumor regression) than chemo or anti-PD1 (progressive disease) • FHD-909 + anti-PD1 combo causes durable complete response (CR) that is maintained for at least 70 days after dosing stopped • In contrast, chemo + anti-PD1 combo results in stable disease suggesting SMARCA2 inhibition as the key driver of combination benefit with checkpoint blockade % body weight change Hai Hu, Philip Califati, Franny Hough, Wei Zheng, Shuang Chen MB49 SMARCA4 KO Syngeneic Model AACR 2026

| Lack of Tumor Formation in CR Mice After Re-inoculation Suggests Immune Memory Formation 19 Re-challenge of Mice After CR with FHD-909 + Anti-PD1 Combos • Complete response (CR) mice were re-challenged with MB49 SMARCA4-KO cells alongside age-matched naïve controls • 0% tumor take in CR mice vs. 100% in naïve controls demonstrates durable anti-tumor immune memory following FHD-909 + anti-PD-1 treatment T u m o r v o lu m e ( m m 3 ) Hai Hu, Robert Stephen Flack, Andrew Capen, Shuang Chen (~70 days after dosing stopped) AACR 2026

Degrader Programs • Selective CBP Degrader • Selective EP300 Degrader • Selective ARID1B Degrader 20

| Multi-billion Dollar Opportunities for Each Program Developing a Portfolio of Novel and Selective Degraders with Blockbuster Potential 21 Selective ARID1B Degrader Selective CBP Degrader • Mutated in up to 5% of all solid tumors • First to demonstrate robust and selective degradation of the protein • Developing cereblon degraders, potential for oral delivery • In vivo proof-of-concept in 2026 • ER+ breast cancer • Highly selective and potent • Long-Acting Injectable (LAI) formulation • No significant preclinical heme toxicity • IND-enabling studies in 2026 • Heme malignancies (including MM and DLBCL) and prostate cancer • Highly selective and potent • No significant preclinical heme toxicity • IND-enabling studies in 2026 Selective EP300 Degrader

| CBP and EP300 Proteins – A Decades-long Challenge in Selectivity 22 CBP and EP300 Biology • CBP and EP300 are highly homologous, paralog histone acetyltransferases regulating enhancer-mediated transcription and protein stability • Dysregulation of CBP and EP300 has been implicated in multiple cancers • Dual targeting has revealed tolerability and safety issues Foghorn’s Solution... Highly Selective Degradation • Achieved selective targeting which results in improved tolerability and efficacy • Advancing two separate programs with defined dependencies and patient populations CoA TF TF TF RNA Polymerase Ac Ac CoA Ac Ac Ac CBP/ EP300 MYC Cell growth Cell survival Ac EP300 Degrader Approach Focus on EP300 Lineage- dependent Cancers CBP Degrader Approach Focus on EP300-mutant Cancers via Synthetic Lethality

Selective CBP Degrader, FHT-171 For EP300-mutant and CBP-dependent Cancers 23

| Summary: Selective CBP Degrader for CBP-dependent & EP300-mutant Cancers 24 • CREB binding protein (CBP) • Targeted protein degrader Gynecological cancers1 Other cancers2 Bladder cancer ER+ breast cancer Target / Approach • Preclinical • IND-enabling studies in 2026 Stage / Next Milestone • Highly selective and potent • Increased tolerability relative to non- selective compounds • Long-acting formulation • Compelling combination potential Asset Description Initial Opportunity (U.S.) Incidence* EP300 mut. Frequency EP300 mut. Incidence 105K 8% 8.4K 84K 10% 8.4K 349K 6% 21K 210K NA NA *Per year incidence in the U.S.. Source: Clarivate DRG Mature Markets Data; 1Endometrial, Cervical, and Ovarian Cancers; 2Gastric, CRC, NSCLC **CBP-dependent cancers do not exploit synthetic lethal relationships in paralogs EP300 mut. Cancers CBP-dependent Cancers** Incidence* Key Differentiation

| FHT-171 Reduces ER Levels in Wildtype ESR1 Breast Cancer Cell Lines T47D and CAMA1 FHT-171 degradation of CBP disrupts and suppresses ER signaling in a potentially ESR1 mutation agnostic manner FHT-171 Disrupts Estrogen Receptor (ER) Signaling in Breast Cancer 25 0.0 0.5 1.0 1.5 Day 7 Day 14 Day 21 0.0 0.5 1.0 1.5 Day 7 Day 14 Day 21 E R le v el s n o rm a liz ed t o D M S O c o n tr o l HALLMARK_ESTROGEN_ RESPONSE_LATE HALLMARK_ESTROGEN_ RESPONSE_EARLY HALLMARK_ESTROGEN_ RESPONSE_LATE HALLMARK_ESTROGEN_ RESPONSE_EARLY F H T- 17 1 F u lv es tr a n t FHT-171 Suppresses ER Target Genes, Comparable to Fulvestrant NES = Normalized Enrichment Score A negative NES score means genes are suppressed Set of Estrogen Controlled Genes Set of Estrogen Controlled Genes T47D CAMA1

| FHT-171 Demonstrates Anti-tumor Efficacy as a Monotherapy in Standard-of-care Resistant ER+ Breast Cancer Models ER+ Metastatic Breast Cancer CDX (ST941C; ESR1m) ER+ Metastatic Breast Cancer PDX (ST4887B, ESR1 wt) ER+ Metastatic Breast Cancer PDX (ST4680D, ESR1m) 26 T u m o r V o lu m e ( m m 3 ) + /- S E M *Data were generated as part of a Mouse Clinical Trial executed by Xenostart. PDX models are from patients who have progressed from endocrine and CDK4/6 inhibitor therapies. 0 20 40 0 200 400 600 800 1000 Days on treatment Untreated control FHT-171, 10mg/kg QD, s.c. 0 5 10 15 0 250 500 750 1000 Days on treatment T u m o r V o lu m e ( m m 3 ) + /- S E M Untreated control FHT-171, 10mg/kg QD, s.c. %TGI with 10mpk FHT-171Patient SegmentAdditional PDX Models 60%ER fusionST3164B 47%ESR1 WTST5400 39%ESR1 WTST3932

| FHT-171 Shows No Impact on Platelet Counts and Spared Megakaryocytes • C B P Platelet Counts Post Two Weeks of Dosing (In Vivo – Control Mice) Human Megakaryocyte Cell Viability Assay (In Vitro**) *CCS1477 (Inobrodib) inhibition study used 3 weeks of dosing Platelet counts are unaffected by selective CBP degrader in in vivo models **Human megakaryocytes derived from primary human hematopoietic stem cells 27 PLT (x109cells/L) 0 500 1,000 1,500 2,000 2,500 Study Day 14 P la te le ts (X 1 0 3 c e ll s /u L ) Vehicle FHT-171, 10mg/kg, SC, QD Dual BD inhibitor, (GNE-781), 30mg/kg, PO, BID FHT-171 Dual CBP/EP300 Bromodomain Inhibitors Vehicle Dual BD inhibitor (CCS1477, Inobrodib), 20mg/kg, PO, QD GNE-781 Inobrodib *

| FHT-171: Potent and Selective CBP Degrader • C B P Global Proteomics Confirms that FHT-171 is Selective 28 FHT-171 Rapidly and Potently Degrades CBP, but not its Paralog EP300 Dmax: 97% Max Rate: 3.2 hr-1 DC50: 30pM Dmax: 5% Max Rate: N/A 100nM CBPd-171/DMSO 3hr Log2FC FHT-171 CBP Kinetics FHT-171 EP300 Kinetics

| Selective CBP Degradation Results in Significant Anti-Tumor Activity in EP300-mutant Solid Tumor Models EP300mut Bladder Cancer CDX (639V) EP300mut Gastric Cancer CDX (AGS) EP300mut Gastric Cancer PDX (ST020326) T u m o r V o lu m e (m m ³ + S E M ) B o d y W ei g h t C h an g e (% ) 20 30 40 50 60 0 500 1,000 1,500 Vehicle FHT-CBPd-59, 10mg/kg (QD) FHT-CBPd-59, 3mg/kg (QD) FHT-CBPd-59, 1mg/kg (QD) FHT-CBPd-59, 0.3mg/kg (QD) FHT-CBPd-59, 0.1mg/kg (QD) T u m o r V o lu m e ( m m 3 ± S E M ) B o d y w e ig h t c h a n g e ( % ) Fold Selectivity >20x >10000x EP300 0.15 uM 30uM CBP 0.005 uM 0.0024uM Degrader Selectivity FHT-CBPd-59 DC50 @24h FHT-CBPd-41 DC50 @24h 29

| Long-Acting Injectable Formulation of CBPd-171 Enables Weekly Sub-cutaneous (SC) Delivery 30 Tumor Growth Inhibition Observed in EP300mut (AGS) Gastric Model (Daily Injections and SC weekly LAI Injection) • Weekly LAI injection of CBDd-171 results in efficacy comparable to daily SC injections in AGS (gastric) model • We observe robust, dose- dependent CBP degradation across tumor models in PK/PD studies • LAI characterization in additional pharmacology studies planned to refine human dose predictionsT u m o r V o lu m e (m m ³ + S E M )

| 31 Development Vision: CBP Degrader has the Potential to be an Attractive Combination Partner in ER+ Breast Cancer and Beyond Phase 1b Dose Expansion / Combination ER+ BC patients who failed at least 2L in advanced / metastatic setting In parallel, explore combos Dose Level 1 Dose Level 2 Dose Level 3 Dose Level n Expansion cohorts based on Ph1a Advance selected combinations into registrational studies Expanding to earlier lines of therapy Additional combinations to enable future label expansion Endocrine Therapy: Fulvestrant Elacestrant Tamoxifen CDK4/6: Abemaciclib Palbociclib Ribociclib CBPd Phase 1a Dose Escalation Registration

Selective EP300 Degrader For CBP-mutant and EP300-dependent Cancers 32

| Summary: Selective EP300 Degrader for Heme Malignancies and Prostate Cancer 33 • E1A binding protein p300 (EP300) • Targeted protein degrader MM AML + MDS DLBCL Target / Approach • Preclinical • IND-enabling studies in 2026 Stage / Next Milestone • Deeper efficacy response vs non- selective molecules • Improved tolerability profile vs non- selective molecules • Patient selection biomarker for DLBCL Asset Description Initial Opportunity (U.S.) Incidence* 31K 32K 38K *Per year incidence in the U.S. Source: Clarivate DRG Mature Markets Data EP300-dependent Hematological Malignancies Key Differentiation • Broad range of heme malignancies focused on MM and DLBCL • AR+ prostate Indications

| EP300 Degradation Shows Anti-Proliferative Activity in Broad Range of Hematological Malignancies 34MM: Multiple Myeloma; DLBCL: Diffuse Large B-Cell Lymphoma; AML: Acute Myeloid Leukemia; BL: Burkitt’s Lymphoma; PTCL: Peripheral T-cell Lymphomas; T-ALL: T-cell Acute Lymphoblastic Leukemia; B-ALL: B-cell Acute Lymphoblastic Leukemia; CML: Chronic Myeloid Leukemia; HL: Hodgkin Lymphoma; MCL: Mantle Cell Lymphoma, FL: Follicular Lymphoma Anti-Tumor Activity Across Full Range of Heme Sub-Lineages (~ 70% of All Tested Cell Lines are Sensitive)

| Multiple Myeloma (MM1S) CDX DLBCL (KARPAS422) CDX AR+ Prostate (VCaP) CDX EP300 Degradation Results in Significant Tumor Growth Inhibition in MM, DLBCL and Prostate Models 35 B o d y W ei g h t C h an g e ( % ) 5 10 15 20 25 30 35 40 45 0 500 1,000 1,500 2,000 Vehicle FHT-EP300d - 32, SC, 50mg/kg (BID) Days After Tumor Inoculation FHT-EP300d - 32, SC, 20mg/kg (BID) FHT-EP300d - 32, SC, 10mg/kg (BID) B o d y W e ig h t C h an g e ( % ) 10 15 20 25 30 0 500 1,000 1,500 2,000 2,500 3,000 Days After Tumor Inoculation Vehicle FHT-EP300d - 53, SC, 30mg/kg (QD) FHT-EP300d - 53, SC, 10mg/kg (QD) CCS1477 (Inobrodib), PO, 20mg/kg (QD) Fold Selectivity >1000x EP300 0.7 nM CBP >1 uM Degrader Selectivity FHT-EP300d-53 DC50 @24h Fold Selectivity >40x EP300 23 nM CBP >1 uM Degrader Selectivity FHT-EP300d-32 DC50 @24h

| • The max efficacious dose for inobrodib results in stasis with daily dosing. However, inobrodib use in the clinic is limited by thrombocytopenia, which requires dosing holidays • Selective EP300 degraders can achieve deeper responses at tolerated doses with no thrombocytopenia Selective EP300 Degrader FHT-273 Shows Superior Efficacy and Tolerability Compared to Clinical Benchmark Inobrodib 36 FHT-101273 Demonstrates Dose-responsive Efficacy, Including Complete Responses, in MM1S CDX Model Selective Degrader Spares Platelets PLT (x109cells/L) 0 500 1000 1500 2000 Vehicle FHT-273, 30mpk, QD, s.c FHT-273, 10mpk, QD, s.c FHT-273, 3mpk, QD, s.c FHT-273, 1mpk, QD, s.c CCS1477(Inobrodib), 20mpk, QD, p.o Vehicle FHT-273, 30mpk, QD, s.c FHT-273, 10mpk, QD, s.c FHT-273, 3mpk, QD, s.c FHT-273, 1mpk, QD, s.c CCS1477(Inobrodib), 20mpk, QD, p.o

| VHL-based Selective EP300 Degrader Maintains Activity in IMiD Resistant Cell Lines 37 Resistant MM1S cell lines were developed through 5–6 months of in vitro exposure to gradually increasing concentrations of lenalidomide, pomalidomide, iberdomide, or mezigdomide dEP300-9 dEP300-9 pomalidomide lenalidomide mezigdomide iberdomide

| 20 25 30 35 40 0 100 200 300 400 1000 2000 3000 4000 Days After Tumor Inoculation Vehicle FHT-EP300d-007, 30mpk, BID, s.c. CCS1477 (Inobrodib), 10mpk, BID (4d on / 3d off), p.o CCS1477 (Inobrodib), 20mpk, QD, p.o. Pomalidomide, 10mpk, QD, p.o. Selective EP300 Degrader Shows Superior Efficacy Compared to Pomalidomide and Inobrodib in an IMiD Resistant Multiple Myeloma Model Pomalidomide-resistant Multiple Myeloma CDX (MM1S-PomR) Treated with EP300d-007 38 • Selective EP300 degrader achieves deeper responses (regressions) in a pomalidomide-resistant multiple myeloma model • Selective EP300 degrader with improved therapeutic window enables sustained target coverage and improved efficacy .

| FHT-273: Potent and Selective EP300 Degrader FHT-273 Rapidly and Potently Degrades EP300, but Not Its Paralog CBP Global Proteomics Confirms that FHT-273 is Selective 39 333nM FHT-273/DMSO 8hr Log2FC FHT-273 0.3nMDC50 96%Dmax 1.8 hr-1Rate FHT-273 EP300 Kinetics FHT-273 CBP Kinetics

| 40 Development Vision: EP300 in Hematological Malignancies e patients with r/r hematological malignancies Dose Level 1 Dose Level 2 Dose Level 3 Dose Level n Register in specific hematological malignancies single agent or as part of combination regimen AML/MDS T-Cell Malignancies Expand into earlier lines of therapy MM DLBCL EP300 Explore combinations with SoC Phase 1a Dose Escalation Dose Expansion/ Explore Combinations Registration

Selective ARID1B Degrader For ARID1A-mutant Cancers 41

| ARID1B is a Major Synthetic Lethal Target with Potential in Up To 5% of All Solid Tumors 42 • ARID1B • Targeted protein degrader Endometrial cancers Gastric cancers Bladder cancer Non-small cell lung cancer • Preclinical • In vivo proof-of-concept in 2026 • Multiple ARID1B binders with nM affinity and selectivity • Selective ARID1B degradation Asset Description Initial Opportunity (U.S.) Incidence* ARID1A mut. Frequency ARID1A mut. Incidence 66K 38% 25K 37K 20% 7K 84K 24% 20K 195K 7% 14K *Per year incidence in the U.S.. Source: Clarivate DRG Mature Markets Data. Target / Approach Stage / Next Milestone Key Differentiation

| ARID1B: Drugging A Previously Undruggable Target • Large and highly unstructured protein ~ 240 kDa • No known enzymatic function • Member of large, multi-subunit complex • High sequence homology (~60%) to ARID1A 43 ARID1A/B BAF Nucleosome PDB ID: 6LTJ • Discover binders to ARID1B • Use binders to develop bifunctional degraders Drug Targeting Considerations Approach

| Maximum Optionality Achieved Through Progression of Both Cereblon and VHL-based Degraders in Parallel 44 C E R E B L O N V H L FHT-654: DC50: 0.35 uM DC50: 3.7 uM ARID1B-HiBiT HCT116 Colorectal Cell Line

| Selective ARID1B Degradation Demonstrated by Global Proteomics 45 FHT-654 Cereblon-Based Degrader ARID1A Log2FC ARID1B degrader 2.5uM/DMSO 24 hr ARID1B-HiBiT HCT116

| FHT-654 Modulates ARID1B Target Gene Expression in HCT-116 Colorectal ARID1A-/- Cells DM SO 63 n M 12 5 nM 25 0 nM 50 0 nM 10 00 n M 63 n M 12 5 nM 25 0 nM 50 0 nM 10 00 n M R el at iv e ex p re ss io n DM SO 63 n M 12 5 nM 25 0 nM 50 0 nM 10 00 n M 63 n M 12 5 nM 25 0 nM 50 0 nM 10 00 n M R el at iv e ex p re ss io n DM SO 63 n M 12 5 nM 25 0 nM 50 0 nM 10 00 n M 63 n M 12 5 nM 25 0 nM 50 0 nM 10 00 n M R el at iv e ex p re ss io n ARID1B 48h Protein expression Downregulated Gene 48h Upregulated Gene 48h FHT-654 Ligase Dead FHT-654 Ligase Dead FHT-654 Ligase Dead Ligase dead control has no effect on protein levels and no effect on either of these two genes demonstrating the on-target nature of ARID1B target gene expression 46

| Developing First-in-Class Precision Medicines Targeting Major Unmet Needs in Cancer 47 Large Market Potential Chromatin biology is implicated in up to 50% of tumors, potentially impacting ~2.5 million patients Foghorn’s current pipeline potentially addresses more than 500,000 of these patients Broad pipeline across a range of targets and small molecule modalities Major Strategic Collaboration Strategic collaboration with Lilly; $380 million upfront; 50/50 U.S. economic split on two lead programs Well- Funded $158.9 million in cash and equivalents (as of 12/31/2025) $50 million gross proceeds from January 2026 financing Cash runway into H1 2028 Shares outstanding: approximately 70.6M* Value Drivers Selective SMARCA2 Inhibitor, FHD-909, partnered with Lilly, in Phase 1 trial Advancement of preclinical assets (Selective SMARCA2, CBP, EP300, ARID1B degraders) towards INDs Protein degrader platform with expansion into induced proximity Leader in Unique Area of Cancer Biology Foghorn is a leader in targeting chromatin biology, which has the potential to address underlying dependencies of many genetically defined cancers Platform with initial focus in oncology, therapeutic area expansion potential *Includes pre-funded warrants as of 02/28/2026.

Unique biology Precision therapeutics Broad impact 48 April 2026

Appendix 49

SMARCA2 Program 50

| FHD-909 Monotherapy Demonstrated Regression In Vivo in NCI-H2126 SMARCA4-mutant NSCLC Model at Tolerated Doses 51 NCI-H2126 Reduction in Tumor Volume NCI-H2126 Body Weight Genetic Background: SMARCA4 W764R, TP53 E62*, STK11-/-, CDKN2A-/-, KEAP1 R272C Note: All doses were well tolerated. Dosing holidays were applied at the high dose, as appropriate. T u m o r v o lu m e (m m 3 ) Tu m o r V o lu m e (m m 3 )

| FHD-909 Monotherapy Demonstrated Strong In Vivo Activity Across SMARCA4-mutant NSCLC Models at Tolerated Doses 52 0 7 14 21 28 100 200 300 400 500 Days of Dosing (Dose Start Day1) Vehicle Control FHD-909, 20mg/kg, BID, PO FHD-909, 40mg/kg, BID, PO FHD-909, 60mg/kg, BID, PO A549 Model RERF-LC-AI Model NCI-H1793 Model Genetic Background: SMARCA4, Q729fs / H736Y, KRAS G12S, STK11-/-, CDKN2A-/-, KEAP1 G333C Genetic Background: SMARCA4 mut p.E1496*, TP53 p.Q104*, NF1 p.E1699* Genetic Background: SMARCA4, E514*, TP53 R209* R273H, ARID1A C884* Note: All doses were well tolerated. Dosing holidays were applied to the 60 mg/kg dose groups, as appropriate.

| FHD-909 in Combination with Standard Therapies Demonstrates Significant Activity in the A549 (SMARCA4-mutant, KRAS G12S) Xenograft NSCLC Model 53 0 7 14 21 28 200 400 600 800 1000 1200 Days of Dosing (Dose Start Day 1) T u m o r vo lu m e (m m 3 ) * * * * ** ## Note: *p≤0.05 for pairwise comparisons for combination group vs vehicle and single agent groups and all treatment groups vs vehicle control, # additive by Bliss Independence analysis. Dosing holidays were applied to the 60mg/kg FHD-909 dose groups as appropriate. FHD-909 + cisplatin + pemetrexed A549 (SMARCA4mt, KRAS G12S) In vivo, combining FHD-909 with cisplatin and pemetrexed increased antitumor effect, resulting in tumor regression Additivity and synergy were also observed in vitro when FHD-909 was combined with cisplatin or pemetrexed

| FHD-909 in Combination with Standard Therapies Demonstrates Significant Activity in the RERF-LC-AI (SMARCA4-mutant) Xenograft NSCLC Model 54 0 7 14 21 28 200 400 600 800 1000 1200 1400 Days of Dosing (Dose Start Day 1) T u m o r V o lu m e (m m 3 ) * * * * **# # Note: *p≤0.05 for pairwise comparisons for combination group vs vehicle and single agent groups and all treatment groups vs vehicle control, # additive by Bliss Independence analysis. In vivo, combining FHD-909 with cisplatin and paclitaxel increased antitumor effect, resulting in tumor regression Additivity and synergy were also observed in vitro when FHD-909 was combined with cisplatin or paclitaxel FHD-909 + cisplatin + paclitaxel RERF-LC-AI (SMARCA4mt)

| Synergistic Activity Observed for FHD-909 in Combination with KRAS Inhibitors In Vitro 55 In h ib it io n ( % ) In h ib it io n ( % ) FHD-909 + olomorasib (KRAS G12C inhibitor) FHD-909 + pan-KRAS inhibitor In h ib it io n ( % ) In h ib it io n ( % ) 1 10 100 1000 10000 -20 0 20 40 60 80 100 120 FHD-909 concentration (nM) DMSO 7 14 28 56 113 225 450 900 [LY4066434](nM) In h ib it io n ( % ) NCI-H2030, Lung, NSCLC SMARCA4-/- KRAS(G12C) PATU-8988T, Pancreas, PDAC SMARCA4 - / fusion, KRAS(G12D)* SNU-407, Colon, CRC SMARCA4 P109fs194, R466C, Y507H, M1109V, KRAS(G12D) A549, Lung, NSCLC SMARCA4 Q729fs/H736Y, KRAS(G12S) PATU-8988T, Pancreas, PDAC SMARCA4 - / fusion, KRAS(G12V) Note: FHD-909 is reported in unbound concentrations in the assays; *CRISPR KI, fs frameshift FHD-909 + LY3962673 (KRAS G12D inhibitor) FHD-909 + LY4066434 (pan-KRAS inhibitor) FHD-909 + LY3962673 (KRAS G12D inhibitor) FHD-909 + LY4066434 (pan-KRAS inhibitor) NCI-H2030, Lung, NSCLC SMARCA4-/- KRAS(G12C)

| Combination of FHD-909 with KRAS Inhibitors Demonstrates Synergistic Activity in SMARCA4, KRAS Co-mutated Human NSCLC Xenograft Models In Vivo FHD-909 + olomorasib (KRAS G12C inh) NCI-H2030 (SMARCA4mt, KRAS G12C) 56 0 7 14 21 28 0 500 1000 1500 2000 2500 3000 Days of Dosing (Dose Start Day1) T u m o r V o lu m e (m m 3 ) ## synergistic (p<0.05) * * * ## Combination of FHD-909 with olomorasib demonstrated synergistic antitumor activity and sustained tumor regression in vivo Note: Olomorasib – LY3537982; * p≤0.05 for pairwise comparisons for combination group vs vehicle and single agent groups and all treatment groups vs vehicle control, ## synergistic by Bliss Independence analysis.

| Combination of FHD-909 with KRAS Inhibitors Demonstrates Synergistic Activity in SMARCA4, KRAS Co-mutated Human NSCLC Xenograft Models In Vivo FHD-909 + pan-KRAS inh A549 (SMARCA4mt, KRAS G12S) 57 Combination of FHD-909 with pan-KRAS inhibitor resulted in synergistic antitumor activity and sustained tumor regression in vivo Note: pan-KRAS inhibitor - LY4066434; * p≤0.05 for pairwise comparisons for combination group vs vehicle and single agent groups and all treatment groups vs vehicle control, ## synergistic by Bliss Independence analysis.

| FHD-909 in Combination with Pembrolizumab Shows Significantly Enhanced Anti-Tumor Activity in A549 CD34+ HSC Humanized Xenograft NSCLC Model 58 FHD-909 sensitized the tumor cells to pembrolizumab treatment resulting in enhanced combination activity Pembrolizumab alone had no effect on tumor growth compared to vehicle control Note: HSC, hematopoietic stem cells; * p≤0.05 for pairwise comparisons for combination group vs vehicle and single agents; # additive, ## synergistic by Bliss Independence analysis. FHD-909 (20 mg/kg) + pembrolizumab A549 (SMARCA4mt, KRAS G12S) FHD-909 (40 mg/kg) + pembrolizumab A549 (SMARCA4mt, KRAS G12S)

| Selective SMARCA2 Degrader Achieved Complete SMARCA2 Degradation and Cell Growth Inhibition In Vitro 59 Degraders Caused Time- and Dose-dependent SMARCA2 Degradation Antiproliferative Effects in A549-mutant NSCLC Model A549 Ten-Day Proliferation AssaySMARCA2 / SMARCA4 HIBIT Data SMARCA2 SMARCA4 % D eg ra d a ti o n Concentration (uM) 0 25 50 75 100 1E-3 0.01 0.1 1 10 Note: Data as of Q4 2021.

Protein Degradation Importance of Rate Analysis FHD-609 is a Selective, Potent, Protein Degrader of the BRD9 component of the BAF complex 60

| Degradation Rates and Their Relationship to Dmax 61 • Slower rates lead to partial degradation, faster rates to complete loss • Rate is an indicator of degrader efficiency. If rate is slow, the process is inefficient and reflective of a degrader which does not have a high turnover rate of target Native Deg Rate Ta rg e t L ev e l Time Dmax10 Dmax25 Dmax50 Dmax80 Dmax95 Experimental Rate vs. Dmax Experimental Kinetic Profile Theoretical Kinetic Profile F ra ct io na l L os s

| Degradation Rate Dictates Dmax – Program Independent 62 Foghorn CBP ProgramFoghorn BRD9 Program Foghorn EP300 Program Large scale experimental kinetic analysis for a program reveals the relationship between rate and Dmax

| Prelude VHL and CRBN Compounds Have Incomplete Dmax and also Have a Hook Effect 63 • Prelude’s SMARCA2 (VHL) degrader was faster and achieved improved Dmax across concentrations as compared to SMARCA2 (CRBN) • The SMARCA2 (CRBN) degrader is considerably slower and therefore even at high concentration will be incomplete • Both degraders show a bifunctional hook effect which slows rate and impedes Dmax at high concentrations Prelude SMARCA2 (CRBN) DegraderPrelude SMARCA2 (VHL) Degrader F ra c ti o n a l L u m in e s c e n c e (R L U ) Concentration F ra ct io n a l L u m in es ce n ce (R L U ) Concentration Hook Effect Hook Effect Rate max (ƛ) hr-1: 0.4Rate max (ƛ) hr-1: 1.5 F ra ct io na l L os s F ra ct io na l L os s

| Foghorn Analysis and Dmax Results Match Published Prelude Data 64 Prelude Published Data Prelude PRT3789 (VHL) 1 Prelude PRT7732 (CRBN) 2 % P ro te in Prelude (CRBN) Degrader Prelude (VHL) Degrader Foghorn Replicated Data from Prelude Patents 1. AACR-NCI-EORTC 2023 Poster B113 – Ito et al. 2. AACR 2024 Poster 4503 -Shvartsbart et al. % D eg ra d at io n % D e g ra d a ti o n